                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: March 22, 2001
                       (Date of earliest event reported)

                      Virginia Electric and Power Company
            (Exact name of registrant as specified in its charter)





               Virginia                     1-2255             54-418825
     (State or other jurisdiction        (Commission       (I.R.S. Employer
  of incorporation or organization)      File Number)     Identification No.)


                             One James River Plaza
                              701 East Cary Street
                            Richmond, Virginia 23219
                                 (804) 771-3000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On March 22, 2001, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Lehman Brothers Inc., as Representative, for the sale of $600,000,000 aggregate principal amount of the Company's 2001 Series A 5.75% Senior Notes Due 2006. These Senior Notes are a portion of the $1.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on June 8, 2000 (File No. 333-38510). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

     A copy of the form of the Fifth Supplemental Indenture to the Company's June 1, 1998 Senior Indenture, pursuant to which these Senior Notes will be issued, is filed as Exhibit 4.3 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Underwriting Agreement, dated March 22, 2001, between the Company and Lehman Brothers Inc., as Representative named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 1998, between the Company and The Chase Manhattan Bank, as Trustee (Exhibit 4(ii) to Form S-3 Registration No. 333-47119, as filed on February 27, 1998, incorporated by reference), as supplemented by the First Supplemental Indenture (Exhibit
     4.2 to Form 8-K dated June 12, 1998, File No. 1-2255, incorporated by reference), Second Supplemental Indenture (Exhibit 4.2 to Form 8-K dated June 3, 1999, File No. 1-2255, incorporated by reference) and Third Supplemental Indenture (Exhibit 4.2, Form 8-K, dated October 27, 1999, File No. 1-2255, incorporated by reference).

4.2  Form of Fourth Supplemental Indenture (filed herewith).

4.3 Form of Fifth Supplemental Indenture to the Senior Indenture pursuant to which the 2001 Series A 5.75% Senior Notes Due 2006 will be issued. The form of 2001 Series A 5.75% Senior Notes Due 2006 is included as Exhibit A to the form of Fifth Supplemental Indenture (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        VIRGINIA ELECTRIC AND POWER COMPANY
                                        Registrant



                                                /s/ James P. Carney
                                             ----------------------------
                                                     James P. Carney
                                                     Assistant Treasurer

Date: March 26, 2001